UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: March 31

Date of reporting period: June 30, 2014

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS INCOME TRUST

WESTERN ASSET NEW JERSEY MUNICIPALS FUND

FORM N-Q

JUNE 30, 2014

WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of investments (unaudited)	June 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS - 95.2%
Education - 20.0%
New Jersey State EDA Revenue:
School Facilities Construction	5.000%	3/1/29	$7,000,000	$7,690,550
School Facilities Construction, Assured Guaranty	5.500%	12/15/34	2,665,000	2,927,742
New Jersey State EFA Revenue:
Kean University	5.500%	9/1/36	7,500,000	8,371,050
Montclair State University	5.250%	7/1/38	2,000,000	2,151,040
New Jersey City University	5.000%	7/1/35	4,550,000	4,863,632
Richard Stockton College	5.125%	7/1/28	5,000,000	5,540,150
Richard Stockton College	5.375%	7/1/38	8,000,000	8,865,920
Stevens Institute of Technology	5.000%	7/1/27	3,725,000	3,827,028
New Jersey State Higher Education Assistance Authority, Student Loan Revenue, AGC	6.125%	6/1/30	12,285,000	13,180,945	(a)

Total Education				57,418,057

Health Care - 19.0%
New Jersey EDA:
First Mortgage Cadbury Corp. Project, ACA	5.500%	7/1/18	350,000	323,834
First Mortgage Cadbury Corp. Project, ACA	5.500%	7/1/28	1,250,000	993,263
First Mortgage, Keswick Pines	5.700%	1/1/18	2,025,000	2,025,162
First Mortgage, Keswick Pines	5.750%	1/1/24	2,800,000	2,716,420
Harrogate Inc.	5.750%	12/1/16	940,000	941,457
Harrogate Inc.	5.875%	12/1/26	1,500,000	1,500,570
New Jersey Health Care Facilities Financing Authority Revenue:
AHS Hospital Corp.	6.000%	7/1/37	3,000,000	3,471,810
Atlanticare Regional Medical Center	5.000%	7/1/17	800,000	890,656
Atlanticare Regional Medical Center	5.000%	7/1/18	1,500,000	1,651,770
Catholic Health East	5.250%	11/15/29	6,960,000	8,013,535
Hackensack University Medical Center	5.250%	1/1/31	3,850,000	4,187,337
Hackensack University Medical Center	5.250%	1/1/36	4,250,000	4,585,495
Robert Wood Johnson University Hospital	4.000%	7/1/22	2,000,000	2,097,520
Robert Wood Johnson University Hospital	5.000%	7/1/31	6,570,000	7,113,339
St. Peter’s University Hospital	6.250%	7/1/35	3,000,000	3,261,420
Virtua Health Inc.	5.750%	7/1/33	10,000,000	10,950,900

Total Health Care				54,724,488

Housing - 2.4%
Essex County Improvement Authority Revenue, NATL, FHA	5.900%	1/1/25	3,015,000	3,016,990
New Jersey State Housing & Mortgage Finance Agency, Multi-Family Revenue	5.750%	11/1/38	3,895,000	4,048,891

Total Housing				7,065,881

Industrial Revenue - 12.8%
Gloucester County, NJ, PCFA Revenue, Keystone Urban Renewal, Logan Generating	5.000%	12/1/24	800,000	878,992	(a)
New Jersey EDA:
Municipal Loan Pool, AGM	5.125%	11/15/14	645,000	647,470
Municipal Loan Pool, AGM	5.400%	11/15/20	1,200,000	1,203,840
New Jersey EDA Revenue, Gloucester Marine	6.500%	1/1/15	500,000	506,205	(a)
New Jersey State EDA Revenue:
Continental Airlines Project	5.250%	9/15/29	5,000,000	5,235,300	(a)
Continental Airlines Project	5.500%	6/1/33	2,000,000	2,088,720	(a)
Refunding	6.875%	1/1/37	2,000,000	2,034,340	(a)

See Notes to Schedule of Investments.

WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	June 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Industrial Revenue - (continuued)
New Jersey State EDA, Special Facility Revenue, Continental Airlines Inc. Project	5.625%	11/15/30	$3,400,000	$3,634,804	(a)
Port Authority of New York & New Jersey, Special Obligation Revenue, JFK International Air Terminal LLC	6.000%	12/1/36	13,000,000	14,899,690
Salem County, NJ, PCFA Revenue, Chambers Project	5.000%	12/1/23	5,000,000	5,554,450	(a)

Total Industrial Revenue				36,683,811

Leasing - 7.9%
Middlesex County, COP, NATL	5.000%	2/15/19	1,405,000	1,408,597
New Jersey EDA Lease Revenue, Office Building Projects	5.000%	6/15/18	3,500,000	3,621,170
New Jersey State Transportation Trust Fund Authority:
Transportation System	5.250%	12/15/23	2,000,000	2,349,880
Transportation System	5.875%	12/15/38	11,000,000	12,816,320
Newark, NJ, Housing Authority, Refunding, Additional Newark Redevelopment Project, NATL	5.250%	1/1/23	2,130,000	2,480,065

Total Leasing				22,676,032

Local General Obligation - 2.5%
Middlesex County Improvement Authority, Lease Revenue, Regional Educational Services Commission, County GTD	5.250%	12/15/33	2,000,000	2,231,140
Paterson, NJ, GO:
General Improvement	5.000%	1/15/23	2,360,000	2,676,877
General Improvement	5.000%	1/15/24	1,990,000	2,247,685

Total Local General Obligation				7,155,702

Other - 0.6%
New Jersey EDA Revenue:
Department of Human Services, Pooled Financing	5.000%	7/1/22	317,000	317,853
Department of Human Services, Pooled Financing	5.200%	7/1/32	320,000	320,486
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan Note	6.000%	10/1/39	1,000,000	1,053,550

Total Other				1,691,889

Power - 0.9%
Port Authority of New York & New Jersey, Special Obligation Revenue, 5th Installment, Special Project	6.750%	10/1/19	2,745,000	2,744,726	(a)

Pre-Refunded/Escrowed to Maturity - 10.5%
New Jersey EDA, School Facilities Construction, NATL, FGIC	5.000%	12/15/18	8,000,000	8,553,280	(b)
New Jersey State EDA Revenue, School Facilities Construction, Assured Guaranty	5.500%	12/15/34	4,835,000	5,781,983	(b)(c)
New Jersey State EFA Revenue, University of Medicine and Dentistry	7.500%	12/1/32	10,000,000	12,968,000	(b)
New Jersey State Health Care Facilities Financing Authority Revenue, Catholic Health East	5.250%	11/15/29	2,040,000	2,506,997	(b)
New Jersey State Turnpike Authority Revenue:
C-2005, NATL	6.500%	1/1/16	55,000	60,124	(d)
IBC, NATL	6.500%	1/1/16	275,000	285,365	(d)
National IBC	6.500%	1/1/16	55,000	60,124	(d)

Total Pre-Refunded/Escrowed to Maturity				30,215,873

See Notes to Schedule of Investments.

WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	June 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Solid Waste/Resource Recovery - 1.3%
Gloucester County, NJ, Improvement Authority, Solid Waste Revenue:
Waste Management Inc. Project	2.125%	12/1/17	$3,000,000	$3,119,070	(e)(f)
Waste Management Inc. Project	2.500%	12/1/17	625,000	652,287	(a)(e)(f)

Total Solid Waste/Resource Recovery				3,771,357

Special Tax Obligation - 2.7%
New Jersey State EDA Revenue	5.000%	6/15/24	1,460,000	1,638,806
New Jersey State EDA Revenue	5.000%	6/15/28	2,000,000	2,180,500
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.750%	8/1/37	2,000,000	1,633,500
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/40	1,750,000	1,510,390
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/41	1,250,000	944,538

Total Special Tax Obligation				7,907,734

State General Obligation - 0.1%
Puerto Rico Commonwealth, GO, Public Improvement	5.000%	7/1/41	280,000	194,351

Student Municipals - 0.4%
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.000%	12/1/44	1,080,000	1,092,323	(a)

Transportation - 12.0%
Delaware River Port Authority of Pennsylvania & New Jersey Revenue	5.000%	1/1/40	2,000,000	2,129,220
Delaware River Port Authority, PA, Revenue, Port District Project	5.000%	1/1/24	3,000,000	3,325,860
Delaware River, PA, Joint Toll Bridge Commission Revenue	5.000%	7/1/24	1,200,000	1,371,300
Delaware River, PA, Joint Toll Bridge Commission Revenue	5.000%	7/1/25	1,100,000	1,246,982
New Jersey State EDA Revenue, Private Activity-The Goethals Bridge Replacement Project, AGM	5.125%	1/1/39	1,500,000	1,606,500	(a)
New Jersey State Turnpike Authority Revenue	0.740%	1/1/18	5,000,000	5,007,350	(e)(f)
New Jersey State Turnpike Authority Revenue	5.000%	1/1/36	5,000,000	5,406,600
New Jersey State Turnpike Authority Revenue	5.250%	1/1/40	12,000,000	13,127,400
New Jersey State Turnpike Authority Revenue, National IBC	6.500%	1/1/16	110,000	120,075
Port Authority of New York & New Jersey	5.000%	1/15/41	1,000,000	1,089,350

Total Transportation				34,430,637

Water & Sewer - 2.1%
Kearny, NJ, Municipal Utilities Authority Revenue, NATL, FGIC	7.300%	11/15/18	680,000	772,181
New Jersey EDA, Water Facilities Revenue, New Jersey American Water Co.	4.700%	12/1/25	2,250,000	2,393,145	(a)
New Jersey State EDA Revenue, Middlesex Water Co. Inc. Project	5.000%	10/1/23	2,460,000	2,835,224

Total Water & Sewer				6,000,550

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $252,099,432)				273,773,411

See Notes to Schedule of Investments.

WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	June 30, 2014

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
SHORT-TERM INVESTMENTS - 3.5%
Finance - 0.3%
New York City, NY, TFA Revenue, New York City Recovery Project Revenue, Subordinated, LIQ-Dexia Credit Local	0.220%	11/1/22	$800,000	$800,000	(g)(h)

General Obligation - 0.3%
New York City, NY, GO, LIQ-Dexia Credit Local	0.230%	4/1/35	900,000	900,000	(g)(h)

Health Care - 0.7%
Massachusetts State HEFA Revenue, Partners Healthcare Systems, SPA-JPMorgan Chase	0.040%	7/1/27	1,200,000	1,200,000	(g)(h)
New Jersey State Health Care Facilities Financing Authority Revenue, LOC-Wells Fargo Bank N.A.	0.040%	7/1/36	800,000	800,000	(g)(h)

Total Health Care				2,000,000

Housing: Single Family - 0.1%
Vermont State Housing Finance Agency Revenue, Multiple Purpose, SPA-Bank of New York Mellon	0.100%	11/1/37	100,000	100,000	(a)(g)(h)

Industrial Revenue - 1.8%
Miami-Dade County, FL, IDA, Professional Modification, AAR Aircraft Services Inc., LOC-Wells Fargo Bank N.A.	0.100%	8/1/18	100,000	100,000	(a)(g)(h)
Raleigh, NC, Combined Enterprise System Revenue, SPA-Wells Fargo Bank N.A.	0.040%	3/1/35	200,000	200,000	(g)(h)
Salem County, NJ, PCFA Revenue, Public Service Electric & Gas	0.220%	11/1/33	4,900,000	4,900,000	(g)(h)

Total Industrial Revenue				5,200,000

Miscellaneous - 0.0%
Missouri State HEFA Revenue, St. Louis University, SPA-U.S. Bank NA	0.100%	10/1/24	100,000	100,000	(g)(h)

Water & Sewer - 0.3%
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue, SPA-Dexia Credit Local	0.220%	6/15/32	800,000	800,000	(g)(h)

TOTAL SHORT-TERM INVESTMENTS (Cost - $9,900,000)				9,900,000

TOTAL INVESTMENTS - 98.7% (Cost - $261,999,432#)				283,673,411
Other Assets in Excess of Liabilities - 1.3%				3,843,145

TOTAL NET ASSETS - 100.0%				$287,516,556

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(b)	Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(d)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	Maturity date shown represents the mandatory tender date.

(g)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(h)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

See Notes to Schedule of Investments.

WESTERN ASSET NEW JERSEY MUNICIPALS FUND

Schedule of investments (unaudited) (cont’d)	June 30, 2014

Abbreviations used in this schedule:

ACA	— American Capital Assurance - Insured Bonds
AGC	— Assured Guaranty Corporation - Insured Bonds
AGM	— Assured Guaranty Municipal Corporation - Insured Bonds
COP	— Certificates of Participation
EDA	— Economic Development Authority
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company - Insured Bonds
FHA	— Federal Housing Administration
GO	— General Obligation
GTD	— Guaranteed
HEFA	— Health & Educational Facilities Authority
IBC	— Insured Bond Certificates
IDA	— Industrial Development Authority
LIQ	— Liquidity Facility
LOC	— Letter of Credit
NATL	— National Public Finance Guarantee Corporation - Insured Bonds
PCFA	— Pollution Control Financing Authority

Ratings Table*

Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	5.8%
AA/Aa	19.7
A	43.8
BBB/Baa	11.8
BB/Ba	2.1
B/B	3.9
A-1/VMIG 1	3.5
NR	9.4

100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and significant accounting policies

Western Asset New Jersey Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Notes to Schedule of Investments (unaudited) (continued)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Municipal bonds†	—	$273,773,411	—	$273,773,411
Short-term investments†	—	9,900,000	—	9,900,000

Total investments	—	$283,673,411	—	$283,673,411

LIABILITIES
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Other financial instruments:
Futures contracts	$124,138	—	—	$124,138

†	See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Fund concentration. Since the Fund invests primarily in obligations of issuers within New Jersey, it is subject to possible risks associated with economic, political, credit or legal developments or industrial or regional matters specifically affecting New Jersey.

(d) Security transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At June 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$23,355,015
Gross unrealized depreciation	(1,681,036)

Net unrealized appreciation	$21,673,979

Notes to Schedule of Investments (unaudited) (continued)

At June 30, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Sell:
U.S. Treasury Long-Term Bonds	105	9/14	$14,280,549	$14,404,687	$(124,138)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at June 30, 2014.

Futures Contracts
Primary Underlying Risk	Unrealized Depreciation
Interest Rate Risk	$(124,138)

During the period ended June 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$13,031,953

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	August 20, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ KENNETH D. FULLER
Kenneth D. Fuller
Chief Executive Officer

Date:	August 20, 2014

By	/s/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer

Date:	August 20, 2014